EXHIBIT 99.1

                              SMHL GLOBAL FUND NO.4


For Distribution Date:  07/09/2004

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                                    BEGINNING                                                                    ENDING
CLASS          ORIGINAL              PERIOD           PRINCIPAL             INTEREST           TOTAL             PERIOD
               BALANCE         INVESTMENT AMOUNT     DISTRIBUTION         DISTRIBUTION      DISTRIBUTION    INVESTED AMOUNT
-----    --------------------  ------------------  -----------------   ----------------  -----------------  ------------------
 A       USD 1,000,000,000.00  USD 618,991,040.74  USD 69,997,583.58   USD 2,034,417.22  USD 72,032,000.80  USD 548,993,457.16

 B          AUD 30,000,000.00   AUD 30,000,000.00           AUD 0.00     AUD 451,331.51     AUD 451,331.51  AUD  30,000,000.00

          ------------------
               OUTSTANDING
               PRINCIPAL
                BALANCE
          ------------------
          USD 548,993,457.16

           AUD 30,000,000.00

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                 BOND          CURRENT PASS
CLASS           FACTOR         THROUGH RATES*
-----         ------------     --------------
  A           $0.548993457        1.36000%     * Based on a LIBOR of:  1.14000%
  B           $1.000000000        5.90530%     * Based on a BBSW of:   5.54000%
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AMOUNTS PER $1,000 UNIT
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                                                                   ENDING
            PRINCIPAL          INTEREST          TOTAL             PERIOD
CLASS     DISTRIBUTION       DISTRIBUTION     DISTRIBUTION         BALANCE
-----   ----------------   --------------   ---------------   ----------------
  A     USD  69.99758358   USD 3.28666667   USD 73.28425025    USD 548.99345716
  B     AUD    0.0000000   AUD 15.0443836    AUD 15.0443836   AUD 1,000.0000000
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QUARTERLY
PRINCIPAL          SCHEDULED
DISTRIBUTION       PRINCIPAL       PREPAYMENTS     LIQUIDATIONS    INSURANCE PROCEEDS      TOTAL
------------  ----------------  -----------------  --------------  ------------------ -----------------

Class A       USD 3,681,047.21  USD 66,316,536.37        USD 0.00         USD 0.00    USD 69,997,583.58
Per $1000
unit            USD 3.68104721  USD   66.31653637  USD 0.00000000   USD 0.00000000      USD 69.99758358
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Class B          AUD 0.0000000      AUD 0.0000000   AUD 0.0000000    AUD 0.0000000        AUD 0.0000000
Per $1000
unit             AUD 0.0000000      AUD 0.0000000   AUD 0.0000000    AUD 0.0000000        AUD 0.0000000
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COLLATERAL DISTRIBUTIONS           CURRENT PERIOD         SINCE INCEPTION      CURRENT PERIOD       SINCE INCEPTION
------------------------         --------------------  --------------------  ------------------  --------------------

Beginning Collateral Balance     AUD 1,044,739,411.05  AUD 1,699,344,262.00  USD 637,291,040.74  USD 1,036,599,999.82
-Scheduled Principal Payments            6,034,503.63         41,704,257.44        3,681,047.21         25,439,597.04
-Unscheduled Principal Payments        114,902,871.06        833,267,389.16       70,090,751.35        508,293,107.39
+Principal Redraws                       6,187,237.67        105,616,658.63        3,774,214.98         64,426,161.76
-Insurance Proceeds                              0.00                  0.00                0.00                  0.00
-Liquidation Proceeds                            0.00                  0.00                0.00                  0.00
-Realized Losses from Liquidations               0.00                  0.00                0.00                  0.00
                                   ------------------  --------------------  ------------------  --------------------
Ending Collateral Balance          AUD 929,989,274.03    AUD 929,989,274.03  USD 567,293,457.16    USD 567,293,457.16
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OUTSTANDING MORTGAGE INFORMATION                   PERIOD          SINCE INCEPTION         PERIOD            SINCE INCEPTION
                                            ------------------  --------------------  ------------------  --------------------
Outstanding Principal Balance - Fixed
  rate housing loans                        AUD 136,756,080.57    AUD 184,563,204.01   USD 83,421,209.15    USD 112,583,554.44
Outstanding Principal Balance -
  Variable rate housing loans               AUD 793,233,193.46  AUD 1,484,781,058.00  USD 483,872,248.01    USD 905,716,445.38
                                            ------------------  --------------------  ------------------  --------------------
Total Outstanding Principal Balance         AUD 929,989,274.03  AUD 1,669,344,262.00  USD 567,293,457.16  USD 1,018,299,999.82
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QUARTERLY INTEREST COLLECTIONS WATERFALL                             AUD                      USD
----------------------------------------                      ------------------      ------------------
INTEREST COLLECTIONS
Gross Interest Income Received from Mortgages                 AUD 15,741,383.52       USD   9,602,243.95
Payments from / (to) Fixed / Floating Swap Provider                  (69,190.54)              (42,206.23)
Payments from / (to) Currency Swap Provider                      (10,948,003.13)           (6,678,281.91)
Interest Income received from Cash holdings                          531,802.89               324,399.76
Principal Draws                                                            0.00                     0.00
Liquidity Facility Draws                                                   0.00                     0.00
                                                              ------------------      -------------------
Net proceeds available for Interest Waterfall                 AUD  5,255,992.73       USD   3,206,155.57
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DISTRIBUTION OF INTEREST COLLECTIONS

Trustee's fee and Expenses                                     AUD 1,218,662.23       USD     743,383.96
Interest Carryforward paid to A                                            0.00                     0.00
Current Interest due to A                                         14,283,113.33             8,712,699.13
Payments from swap provider due to A                             (10,948,003.13)           (6,678,281.91)
Interest Carryforward paid to Class B                                      0.00                     0.00
Current Interest due to Class B                                      451,331.51               275,312.22
Other                                                                  2,245.13                 1,369.53
Deposit into Cash Collateral Account                                       0.00                     0.00
Reimbursement of Principal Draws                                           0.00                     0.00
                                                              ------------------      -------------------
Total Distributions of Interest Collections                   AUD  5,007,349.06       USD   3,054,482.93
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Outstanding Deferred
  Management Fees                   AUD    248,643.67       USD     151,672.64
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QUARTERLY PRINCIPAL COLLECTIONS
   WATERFALL                                     PERIOD           SINCE INCEPTION         PERIOD          SINCE INCEPTION
                                          -------------------  --------------------  ------------------  ------------------
PRINCIPAL COLLECTIONS
Principal Collections from outstanding
   mortgage loans                         AUD 120,937,374.69    AUD 874,971,646.60    USD 73,771,798.56   USD 533,732,704.43
Principal Redraws from outstanding
  mortgage loans                               (6,187,237.67)      (105,616,658.63)   USD (3,774,214.98)  USD (64,426,161.76)
Recoveries from previously charged
off mortgage loans                                      0.00                  0.00                 0.00                 0.00
Other                                                   0.00                  0.00                 0.00                 0.00
Less:  Principal Draws for Interest
  Waterfall                                             0.00                  0.00                 0.00                 0.00
Plus:  Reimbursement of Principal
Draws from Interest Waterfall                           0.00                  0.00                 0.00                 0.00
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Net proceeds available for
  Principal Waterfall                     AUD 114,750,137.02    AUD 769,354,987.97    USD 69,997,583.58   USD 469,306,542.66
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OUTSTANDING SHORTFALLS AND CHARGEOFFS           PERIOD        PERIOD
                                              --------      --------
Principal Draws for Interest Waterfall        AUD 0.00      USD 0.00
Class A Interest Shortfall                        0.00          0.00
Accrued Interest on Class A Interest              0.00          0.00
Shortfall
Class B Interest Shortfall                        0.00          0.00
Accrued Interest on Class B Interest              0.00          0.00
Shortfall
Class A Charge Offs                               0.00          0.00
Class A Carry Over Charge Offs                    0.00          0.00
Class B Charge Offs                               0.00          0.00
Class B Carry Over Chrage Offs                    0.00          0.00
Redraw Charge Offs                                0.00          0.00
Redraw Carry Over Charge Offs                     0.00          0.00
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REALIZED LOSS INFORMATION                                          SINCE                            SINCE
                                                PERIOD           INCEPTION          PERIOD         INCEPTION
                                              ---------         ------------       ---------       ---------

Realized Loss on Class A Bonds before          AUD 0.00            AUD 0.00         USD 0.00       USD 0.00
Mortgage insurance
Realized Loss on Class B Bonds before          AUD 0.00            AUD 0.00         USD 0.00       USD 0.00
Mortgage insurance
Realized Loss on Redraw Funding                AUD 0.00            AUD 0.00         USD 0.00       USD 0.00
Facility before Mortgage insurance
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Realized Loss on Class A Bonds after           AUD 0.00            AUD 0.00         USD 0.00       USD 0.00
Mortgage insurance
Realized Loss on Class B Bonds after           AUD 0.00            AUD 0.00         USD 0.00       USD 0.00
Mortgage insurance
Realized Loss on Redraw Funding                AUD 0.00            AUD 0.00         USD 0.00       USD 0.00
Facility before Mortgage insurance
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CASH COLLATERAL ACCOUNT                                          AUD                      USD
                                                        -------------------         ----------------

Beginning Cash Collateral Account Balance               AUD    2,941,844.92         USD 1,794,525.40
+Interest Earned on Cash Collateral Account                      161,658.17                98,611.48
+Deposit from Interest Collections Waterfall                           0.00                     0.00
-Current Period's Cash Collateral Account Draws                        0.00                     0.00
-Current Period's Release to cash collateral provider            161,658.17                98,611.48
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Ending Cash Collateral Account Balance                  AUD    2,941,844.92         USD 1,794,525.40
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Required Cash Collateral Account Balance                   AUD 2,324,973.19         USD 1,418,233.64
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DELINQUENCY INFORMATION
                                               # OF        PERCENTAGE                          % OF
                                               LOANS         OF LOAN      LOAN BALANCE         POOL
                                               -----       ----------     -------------        -----

31-60 Days                                       18           0.22%       3,353,876.79         0.36%
61-90 Days                                        1           0.01%         193,488.91         0.02%
90+ Days (excluding Loans in Foreclosures)        0           0.00%                -           0.00%
Loans in Foreclosure
                                                  0           0.00%                -           0.00%
                                               -----        ---------    ------------     ----------
                                                 19           0.24%       3,547,365.70         0.38%
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PREPAYMENT INFORMATION                       Three Month CPR     Life
                                             ---------------    ------
                                                  35.71%        37.79%
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